Exhibit 31.2

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Marco Fregenal, certify that:

1. I have reviewed this Annual Report on Form 10-K of Fathom Holdings Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 2, 2024	/s/ Marco Fregenal
Marco Fregenal President and Chief Executive Officer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)